Second Quarter 2023 Supplemental Financial Information

Table of Contents 2 03 Corporate Overview 04 Quarterly Highlights 05 Consolidated Statements of Operations 06 Funds from Operations and Adjusted Funds from Operations 07 EBITDAre and Adjusted EBITDAre 08 Net Operating Income 09 Consolidated Balance Sheets 10 Debt, Capitalization and Financial Ratios 12 Investment Activity 13 Portfolio Information 17 Lease Expiration Schedule 18 Non-GAAP Measures and Definitions 22 Forward Looking and Cautionary Statements

Corporate Overview

Corporate Profile

NETSTREIT Corp. (NYSE: NTST) is an internally managed real estate investment trust (REIT) based in Dallas, Texas that specializes in acquiring single-tenant net lease retail properties nationwide. The growing portfolio consists of high-quality properties leased to e-commerce resistant tenants with healthy balance sheets. Led by a management team of seasoned commercial real estate executives, NETSTREIT's strategy is to create the highest quality net lease retail portfolio in the country in order to generate consistent cash flows and dividends for its investors.

Management Team

Mark Manheimer, Chief Executive Officer and President
Daniel Donlan, Chief Financial Officer and Treasurer
Jeff Fuge, Senior Vice President of Acquisitions
Randy Haugh, Senior Vice President of Finance
Kirk Klatt, Senior Vice President of Real Estate
Trish McBratney-Gibbs, SVP, Chief Accounting Officer
Chad Shafer, Senior Vice President of Underwriting

Board of Directors

Todd Minnis – Chair
Matthew Troxell
Michael Christodolou
Heidi Everett
Mark Manheimer
Lori Wittman
Robin Zeigler

Corporate Headquarters

2021 McKinney Avenue
Suite 1150
Dallas, Texas, 75201
Phone: (972) 597 – 4825
Website: www.netstreit.com

Transfer Agent

Computershare
PO Box 505000
Louisville, Kentucky 40233
Phone: (866) 637 – 9460
Website: www.computershare.com

NETSTREIT

3

Quarterly Highlights
(unaudited, dollars in thousands, except per share data and square feet)

Financial Results	Three Months Ended June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Net (loss) income	$ (792)	$ 1,481	$ 2,811	$ 1,419	$ 2,010
Net (loss) income per common share outstanding - diluted	$ (0.01)	$ 0.03	$ 0.05	$ 0.03	$ 0.04
Funds from Operations (FFO)	$ 17,198	$ 16,684	$ 14,621	$ 14,517	$ 12,864
FFO per common share outstanding - diluted	$ 0.28	$ 0.28	$ 0.26	$ 0.28	$ 0.26
Core Funds from Operations (Core FFO)	$ 17,587	$ 16,685	$ 15,379	$ 14,517	$ 12,828
Core FFO per common share outstanding - diluted	$ 0.29	$ 0.28	$ 0.28	$ 0.28	$ 0.26
Adjusted Funds from Operations (AFFO)	$ 18,747	$ 17,419	$ 16,251	$ 15,386	$ 13,738
AFFO per common share outstanding - diluted	$ 0.30	$ 0.30	$ 0.29	$ 0.30	$ 0.28
Dividends per share	$ 0.20	$ 0.20	$ 0.20	$ 0.20	$ 0.20
Weighted average common shares outstanding - diluted	61,043,531	58,883,386	55,715,025	51,384,758	48,951,833

Portfolio Metrics					
Number of investments(1)	531	488	430	409	384
Square feet	9,509,179	8,769,431	8,644,376	8,164,727	7,593,433
Occupancy(2)	100.0 %	100.0 %	100.0 %	100.0 %	100.0 %
Weighted average lease term remaining (years)(3)	9.4	9.4	9.5	9.6	9.5
Investment grade (rated) - % of ABR(4)	67.7 %	67.1 %	64.4 %	66.3 %	66.0 %
Investment grade profile (unrated) - % of ABR(5)	14.1 %	14.9 %	15.8 %	12.6 %	15.5 %
Combined Investment grade (rated) & Investment grade profile (unrated) - % of ABR	81.8 %	82.0 %	80.2 %	78.9 %	81.6 %

(1) 62 properties that secure mortgage loans receivable are denoted as individual investments.
(2) Excludes 62 investments that secure mortgage loans receivable.
(3) Weighted by ABR; excludes lease extension options and 62 investments that secure mortgage loans receivable.
(4) Investments, or investments that are subsidiaries of a parent entity, with a credit rating of BBB- (S&P/Fitch), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher.
(5) Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Fitch, Moody's, or NAIC.

NETSTREIT 4

5 Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 REVENUES Rental revenue (including reimbursable) $ 29,707 $ 22,048 $ 58,180 $ 42,970 Interest income on loans receivable 1,923 586 2,901 997 Total revenues 31,630 22,634 61,081 43,967 OPERATING EXPENSES Property 3,530 2,685 7,467 5,617 General and administrative 5,260 4,865 10,168 9,057 Depreciation and amortization 15,847 11,751 30,795 22,730 Provisions for impairment 2,836 1,114 2,836 1,114 Transaction costs 15 488 124 653 Total operating expenses 27,488 20,903 51,390 39,171 OTHER INCOME (EXPENSE) Interest expense, net (5,521) (1,522) (9,465) (2,691) Gain on sales of real estate, net 615 1,858 296 2,019 Loss on debt extinguishment (128) — (128) — Other income 68 36 220 36 Total other (expense) income, net (4,966) 372 (9,077) (636) Net (loss) income before income taxes (824) 2,103 614 4,160 Income tax benefit (expense) 32 (93) 75 (184) Net (loss) income (792) 2,010 689 3,976 Net (loss) income attributable to noncontrolling interests (1) 23 8 47 Net (loss) income attributable to common stockholders $ (791) $ 1,987 $ 681 $ 3,929 Amounts available to common stockholders per common share: Basic $ (0.01) $ 0.04 $ 0.01 $ 0.08 Diluted $ (0.01) $ 0.04 $ 0.01 $ 0.08 Weighted average common shares: Basic 61,043,531 48,140,041 59,600,630 46,279,122 Diluted 61,043,531 48,951,833 60,294,734 47,277,468 Consolidated Statements of Operations (unaudited, dollars in thousands, except per share data)

Funds From Operations and Adjusted Funds From Operations (unaudited, dollars in thousands, except per share data) 6 Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 GAAP Reconciliation: Net (loss) income $ (792) $ 2,010 $ 689 $ 3,976 Depreciation and amortization of real estate 15,769 11,598 30,653 22,460 Provisions for impairment 2,836 1,114 2,836 1,114 Gain on sales of real estate, net (615) (1,858) (296) (2,019) Funds from Operations (FFO) $ 17,198 $ 12,864 $ 33,882 $ 25,531 Non-recurring executive transition costs, severance and related charges 201 — 214 — Loss on debt extinguishment and other related costs 223 — 223 — Gain on insurance proceeds (35) (36) (47) (36) Core Funds from Operations (Core FFO) $ 17,587 $ 12,828 $ 34,272 $ 25,495 Straight-line rent adjustments (151) (346) (462) (872) Amortization of deferred financing costs 336 157 615 314 Amortization of above/below-market assumed debt 29 — 57 — Amortization of loan origination costs 28 13 56 31 Amortization of lease-related intangibles (184) (166) (397) (331) Capitalized interest expense (150) (46) (284) (103) Non-cash compensation expense 1,252 1,298 2,279 2,343 Adjusted Funds from Operations (AFFO) $ 18,747 $ 13,738 $ 36,136 $ 26,877 FFO per common share, diluted $ 0.28 $ 0.26 $ 0.56 $ 0.54 Core FFO per common share, diluted $ 0.29 $ 0.26 $ 0.57 $ 0.54 AFFO per common share, diluted $ 0.30 $ 0.28 $ 0.60 $ 0.57 Dividends per share $ 0.20 $ 0.20 $ 0.40 $ 0.40 Dividends per share as a percent of AFFO 67% 71% 67% 70 % Weighted average common shares outstanding, basic 61,043,531 48,140,041 59,600,630 46,279,122 Operating partnership units outstanding 507,773 527,539 509,588 539,054 Unvested restricted stock units 152,785 235,295 164,322 264,784 Unsettled shares under open forward equity contracts — 48,958 20,194 194,508 Weighted average common shares outstanding, diluted 61,704,089 48,951,833 60,294,734 47,277,468

EBITDAre and Adjusted EBITDAre

(unaudited, dollars in thousands)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022
GAAP Reconciliation:		
Net (loss) income	$ (792)	$ 2,010
Depreciation and amortization of real estate	15,769	11,598
Amortization of lease-related intangibles	(184)	(166)
Non-real estate depreciation and amortization	78	153
Interest expense, net	5,521	1,522
Income tax expense (benefit)	(32)	93
Loss on debt extinguishment	128	—
Amortization of loan origination costs	28	13
EBITDA	20,516	15,223
Provision for impairments	2,836	1,114
Gain on sales of real estate, net	(615)	(1,858)
EBITDAre	22,737	14,479
Straight-line rent adjustments	(151)	(346)
Loss on debt extinguishment and other related costs	223	—
Non-recurring executive transition costs, severance and related charges	201	—
Gain on insurance proceeds	(35)	(36)
Other non-recurring expenses	242	—
Non-cash compensation expense	1,252	1,298
Adjustment for construction in process(1)	334	189
Adjustment for intraquarter investment activities(2)	817	1,701
Adjusted EBITDAre	$ 25,620	$ 17,285

Annualized Adjusted EBITDAre(3)	$ 102,480
Net Debt / Annualized Adjusted EBITDAre	4.6x

	As of June 30, 2023
Total Debt	$ 489,435
Cash, cash equivalents and restricted cash	(13,140)
Value of outstanding forward equity(4)	—
Net Debt	$ 476,295

(1) Adjustment reflects the estimated cash yield at completion on non-interest earning construction in process balances as of period end.
(2) The adjustment assumes all re-leasing activity, investments in and dispositions of real estate, including interest earning developments and interest earning loan activity completed during the three months ended June 30, 2023, and June 30, 2022 had occurred on April 1, 2023, and April 1, 2022, respectively.
(3) We calculate Annualized Adjusted EBITDAre by multiplying Adjusted EBITDAre by four.
(4) There were no unsettled shares under forward equity contracts as of June 30, 2023.

NETSTREIT

7

Net Operating Income

(unaudited, dollars in thousands)

	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
GAAP Reconciliation:				
Net (loss) income	$ (792)	$ 2,010	$ 689	$ 3,976
General and administrative	5,260	4,865	10,168	9,057
Depreciation and amortization	15,847	11,751	30,795	22,730
Provisions for impairment	2,836	1,114	2,836	1,114
Transaction costs	15	488	124	653
Interest expense, net	5,521	1,522	9,465	2,691
Gain on sales of real estate, net	(615)	(1,858)	(296)	(2,019)
Income tax (benefit) expense	(32)	93	(75)	184
Loss on debt extinguishment	128	—	128	—
Interest income on mortgage loans receivable	(1,923)	(586)	(2,901)	(997)
Other expense, net	(68)	(36)	(220)	(36)
Property-Level NOI	26,177	19,363	50,713	37,353
Straight-line rent adjustments	(151)	(346)	(462)	(872)
Amortization of lease-related intangibles	(184)	(166)	(397)	(331)
Property-Level Cash NOI	$ 25,842	$ 18,851	$ 49,854	$ 36,150
Adjustments for intraquarter acquisitions, dispositions and interest earning development[1]	687			
Property-Level Cash NOI Estimated Run Rate	$ 26,529			
Interest income on mortgage loans receivable	1,923			
Adjustments for intraquarter mortgage loan activity[2]	130			
Total Cash NOI - Estimated Run Rate	$ 28,582			
Property Operating Expense Coverage				
Property operating expenses	$ (3,530)	$ (2,685)	$ (7,467)	$ (5,617)
Property operating expense reimbursement	3,051	2,309	6,592	4,943
Property operating expenses, net	$ (479)	$ (376)	$ (875)	$ (674)

(1) Adjustments assumes all re-leasing activity, investments in and dispositions of real estate, including interest earning developments, completed during the three months ended June 30, 2023, had occurred on April 1, 2023.
(2) Adjustment assumes all loan activity completed during the three months ended June 30, 2023, had occurred on April 1, 2023.

NETSTREIT

8

Consolidated Balance Sheets (unaudited, dollars in thousands, except per share data) 9 June 30, December 31, 2023 2022 ASSETS Real estate, at cost: Land $ 424,821 $ 401,146 Buildings and improvements 1,005,884 907,084 Total real estate, at cost 1,430,705 1,308,230 Less accumulated depreciation (80,527) (62,526) Property under development 24,192 16,796 Real estate held for investment, net 1,374,370 1,262,500 Assets held for sale 37,915 23,208 Mortgage loans receivables, net 107,758 46,378 Cash, cash equivalents and restricted cash 13,140 70,543 Lease intangible assets, net 158,067 151,006 Other assets, net 56,508 52,057 Total assets $ 1,747,758 $ 1,605,692 LIABILITIES AND EQUITY Liabilities: Term loans, net $ 372,686 $ 373,296 Revolving credit facility 106,000 113,000 Mortgage note payable, net 7,896 7,896 Lease intangible liabilities, net 27,434 30,131 Liabilities related to assets held for sale 83 406 Accounts payable, accrued expenses and other liabilities 29,064 22,540 Total liabilities $ 543,163 $ 547,269 Equity: Stockholders’ equity Common stock, $0.01 par value, 400,000,000 shares authorized; 66,991,597 and 58,031,879 shares issued and outstanding as of June 30, 2023 and December 31, 2022, respectively $ 670 $ 580 Additional paid-in capital 1,260,879 1,091,514 Distributions in excess of retained earnings (90,329) (66,937) Accumulated other comprehensive income 24,082 23,673 Total stockholders’ equity 1,195,302 1,048,830 Noncontrolling interests 9,293 9,593 Total equity 1,204,595 1,058,423 Total liabilities and equity $ 1,747,758 $ 1,605,692

Debt, Capitalization, and Financial Ratios

(unaudited, dollars in thousands)

	As of June 30, 2023				
Debt Summary	**Fully Extended Maturity**	**Principal Balance**	**Interest Rate[1]**	**Remaining Capacity**	**Available Term (years)**
Unsecured revolver[2]	August 11, 2027	$ 106,000	6.15%	$ 294,000	4.1
Unsecured term loan[3]	January 15, 2027	175,000	1.37%	—	3.5
Unsecured term loan[4]	February 11, 2028	200,000	3.88%	—	4.6
Mortgage note[5]	November 1, 2027	8,472	4.53%	—	4.3
Total / Weighted Average		$ 489,472	3.49%	$ 294,000	4.1

	As of July 3, 2023				
Debt Summary	**Fully Extended Maturity**	**Principal Balance**	**Interest Rate[1]**	**Remaining Capacity**	**Available Term (years)**
Unsecured revolver[2]	August 11, 2027	$ —	—%	$ 400,000	4.1
Unsecured term loan[3]	January 15, 2027	175,000	1.37%	—	3.5
Unsecured term loan[4]	February 11, 2028	200,000	3.88%	—	4.6
Unsecured term loan[6]	January 3, 2029	150,000	4.89%	100,000	5.5
Mortgage note[5]	November 1, 2027	8,472	4.53%	—	4.3
Total / Weighted Average		$ 533,472	3.35%	$ 500,000	4.5



Fixed vs. Floating Rate Debt
June 30, 2023
Floating, 22%
Fixed, 78%



Fixed vs. Floating Rate Debt
July 3, 2023
Fixed, 100%

$175 million Term Loan - Interest Rate Schedule

Start Date	End Date	Applicable Balance	Fixed Rate[1]
Current	November 27, 2023	$ 175,000	1.37 %
November 27, 2023	December 23, 2024	$ 175,000	3.12 %
December 23, 2024	January 15, 2027	$ 175,000	3.65 %

(1) Rates presented exclude the impact of capitalized loan fee amortization.
(2) The facility matures on August 11, 2026 and includes one-year extension option. Interest rate reflects the all-in borrowing rate on the last day of the quarter presented. Facility fees are charged at an annual rate of 0.15% of the total facility size of $400 million, and are not included in the interest rate presented.
(3) The term loan matures on January 15, 2026 and includes a one-year extension option. Interest rate consists of the fixed rate SOFR swap of 0.12%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. See the $175 million Term Loan - Interest Rate Schedule table for additional detail on the fixed interest rate changes through the fully extended maturity.
(4) Interest rate consists of the fixed rate SOFR swap of 2.63%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%. The swap terminates of February 11, 2028.
(5) The secured term loan was assumed as part of an asset acquisition during the third quarter of 2022.
(6) The term loan matures on July 3, 2026 and includes two one-year extension options and one six-month extension option. Interest rate consists of the fixed rate SOFR swap of 3.64%, plus a credit spread adjustment of 0.10% and a borrowing spread of 1.15%.

NETSTREIT
10

(1) Total proforma liquidity includes the addition of the $250.0 million senior unsecured term loan that closed on July 3, 2023. (2) Value is based on the June 30, 2023 closing share price of $17.87 per share. Debt, Capitalization, and Financial Ratios (unaudited, dollars in thousands, except per share data) 11 Net Debt June 30, 2023 Principal amount of total debt $ 489,472 Less: Cash, cash equivalents and restricted cash (13,140) Net debt $ 476,332 Net debt / Annualized Adjusted EBITDAre 4.6x Key Debt Covenant Information Required Actual Consolidated total leverage ratio ≤ 60.0% 28.0% Fixed charge coverage ratio ≥ 1.50x 5.18x Maximum secured indebtedness ≤ 40.0% 0.5% Maximum recourse indebtedness ≤ 10.0% —% Unencumbered leverage ratio ≤ 60.0% 30.2% Unencumbered interest coverage ratio ≥ 1.75x 6.00x Liquidity As of June 30, 2023 Unused unsecured revolver capacity $ 294,000 Cash, cash equivalents and restricted cash 13,140 Total Liquidity $ 307,140 Total Proforma Liquidity(1) $ 557,140 Equity Ending Shares/ Units as of June 30, 2023 Equity Market Capitalization % of Total Common shares(2) 66,991,597 $ 1,197,140 99.2 % OP units(2) 507,773 9,074 0.8 % Total 67,499,370 $ 1,206,214 100.0 % Enterprise Value As of June 30, 2023 % of Total Principal amount of total debt $ 489,472 28.9 % Equity market capitalization(2) 1,206,214 71.1 % Total enterprise value $ 1,695,686 100.0%

Investment Activity

(unaudited, dollars in thousands)

	Three Months Ended				
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Investments[1]					
Number of Investments	45	71	24	26	27
Gross Investment	$ 119,017	$ 128,615	$ 104,069	$ 131,301	$ 133,065
Cash Yield	6.8 %	7.7 %	6.9 %	6.6 %	6.6 %
Weighted Average Lease Term (years)[2]	11.6	9.8	11.1	11.8	11.0
Investment Grade and Investment Grade Profile %	81.3 %	94.9 %	97.7 %	83.3 %	88.1 %
Dispositions:					
Number of Occupied Properties	2	8	3	1	1
Number of Vacant Properties	—	—	—	—	1
Net Book Value[3]	$ 3,221	$ 15,782	$ 9,690	$ 1,517	$ 8,027
Gross Proceeds	$ 4,060	$ 15,907	$ 12,294	$ 1,685	$ 10,328
Cash Yield (on leased properties)	6.7 %	6.8 %	6.7 %	5.5 %	6.0 %
Weighted Average Lease Term (years)	4.2	5.6	10.8	0.4	9.8

Developments

Industry	Location	Lease Term (years)	Amount Funded to Date	Anticipated Rent Commencement
Arts & Craft	D'Iberville, MS	15	$ 7,405	Commenced 1Q'23
Arts & Craft	Winder, GA	15	$ 7,422	Commenced 1Q'23
Arts & Craft	Sheboygan, WI	10	$ 3,599	Commenced 2Q'23
Home Improvement	Bossier City, LA	12	$ 4,086	3Q'23
Discount Retail	Alpena, MI	10	$ 3,804	4Q'23
Dollar Stores (multiple programs)	Various (13 in progress)	10 to 15	$ 9,851	3Q'23 to 2Q'24
Farm Supplies	Malakoff, TX	20	$ 1,224	1Q'24
TBD	Sumter, SC	TBD	$ 1,146	TBD

(1) Includes acquisitions, mortgage loans receivable, completed developments, and amounts funded for interest earning developments.
(2) Weighted by ABR; excludes lease extension options and 62 investments that secure mortgage loans receivable.
(3) Represents all capitalized costs associated with the property, less impairment charges and net of accumulated depreciation.

NETSTREIT

12

Portfolio Information

(unaudited, dollars in thousands)

Portfolio Metrics	June 30, 2023
Number of Investments[(1)]	531
Number of states	45
Square feet	9,509,179
Tenants	87
Industries	25
Occupancy[(2)]	100.0%
Weighted average lease term remaining (years)[(3)]	9.4

Tenant Quality	Number of Investments		ABR	% of ABR
Investment grade (rated)[(4)]	407	$	79,178	67.7%
Investment grade profile (unrated)[(5)]	44		16,477	14.1%
Sub-investment grade (rated)[(6)]	25		11,026	9.4%
Sub-investment grade profile (unrated)	55		10,217	8.7%
Total	531	$	116,898	100.0%

Tenant Quality



Investment Grade 67.7%
81.8%
of ABR
Inv. Grade
Inv. Grade Profile
Investment Grade Profile 14.1%
Sub-Investment Grade 9.4%
Sub-Investment Grade Profile 8.7%

Defensive Category



Discount 18.9%
Necessity 53.0%
86.8%
of ABR
Necessity
Discount
Service
Service 14.9%
Other 13.2%

(1) The 62 properties that secure mortgage loans receivable are denoted as individual investments.
(2) Excludes 62 investments that secure mortgage loans receivable.
(3) Weighted by ABR; excludes lease extension options and 62 investments that secure mortgage loans receivable.
(4) Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BBB- (S&P), Baa3 (Moody's) or NAIC2 (National Association of Insurance Commissioners) or higher.
(5) Investments with investment grade credit metrics (more than $1.0 billion in annual sales and a debt to adjusted EBITDA ratio of less than 2.0x), but do not carry a published rating from S&P, Moody's, or NAIC.
(6) Investments, or investments that are subsidiaries of a parent entity (with such subsidiary making up at least 50% of the parent company total revenue), with a credit rating of BB+ (S&P), Ba1 (Moody's) or NAIC3 (National Association of Insurance Commissioners) or lower.

NETSTREIT 13

Portfolio Information (cont'd)

(unaudited, dollars in thousands)

Top 20 Tenants	Number of Investments		ABR	% of ABR	Credit rating[1]
CVS Health	33	$	10,246	8.8%	BBB
Walgreens	30		9,468	8.1%	BBB
Dollar General	94		9,325	8.0%	BBB
Hobby Lobby	14		5,468	4.7%	IG Profile
7-Eleven	20		4,611	3.9%	A
Dollar Tree / Family Dollar	41		4,417	3.8%	BBB
The Home Depot	3		4,363	3.7%	A
Speedway	49		4,288	3.7%	A
Advance Auto Parts	40		3,900	3.3%	Baa2
Walmart	6		3,770	3.2%	AA
Lowe's	4		3,578	3.1%	BBB+
Ahold Delhaize	6		3,532	3.0%	BBB+
Best Buy	6		3,211	2.7%	A3
Big Lots!	11		2,864	2.4%	SIG (unrated)
festival	2		2,719	2.3%	IG Profile
Floor & Decor	2		2,615	2.2%	BB
Ollie's	10		2,435	2.1%	IG Profile
Winn-Dixie	4		2,356	2.0%	Ba3
Kroger	5		1,894	1.6%	Baa1
Dick's Sporting Goods	1		1,636	1.4%	BBB
Total	381	$	86,696	74.2%	

(1) If rated by a credit rating agency, reflects highest rating from S&P, Fitch, Moody's or National Association of Insurance Commissioners.

NETSTREIT

14

Portfolio Information (cont'd)

(unaudited, dollars in thousands)

State	Number of Investments		ABR	% of ABR
Illinois	25	$	10,116	8.7%
Texas	37		9,347	8.0%
North Carolina	66		7,225	6.2%
Wisconsin	20		6,709	5.7%
Georgia	30		6,183	5.3%
Ohio	37		6,025	5.2%
Virginia	10		5,801	5.0%
Indiana	21		5,257	4.5%
Pennsylvania	24		5,128	4.4%
Alabama	33		5,121	4.4%
Other	228		49,986	42.8%
Total	531	$	116,898	100.0%



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
AK
HI
≥5% and <10% ABR
≥3% and <5% ABR
≥1% and <3% ABR
<1% ABR
0% ABR

NETSTREIT

15

Portfolio Information (cont'd)

(unaudited, dollars in thousands)

Industry	Defensive Category	Number of Investments		ABR	% of ABR
Drug Stores & Pharmacies	Necessity	63	$	19,715	16.9%
Grocery	Necessity	27		15,161	13.0%
Dollar Stores	Discount	135		13,742	11.8%
Home Improvement	Necessity	26		12,946	11.1%
Convenience Stores	Service	73		9,641	8.2%
Discount Retail	Discount	32		8,383	7.2%
Auto Parts	Necessity	61		5,526	4.7%
Arts & Crafts	Other	14		5,468	4.7%
General Retail	Necessity	6		3,753	3.2%
Quick Service Restaurants	Service	24		3,496	3.0%
Sporting Goods	Other	3		3,291	2.8%
Consumer Electronics	Other	6		3,211	2.7%
Healthcare	Necessity	12		2,369	2.0%
Automotive Service	Service	17		1,852	1.6%
Specialty	Other	2		1,719	1.5%
Farm Supplies	Necessity	7		1,596	1.4%
Health and Fitness	Service	1		985	0.8%
Furniture Stores	Other	2		892	0.8%
Casual Dining	Service	5		775	0.7%
Equipment Rental and Leasing	Service	5		679	0.6%
Apparel	Other	4		481	0.4%
Banking	Necessity	3		467	0.4%
Wholesale Warehouse Club	Necessity	1		417	0.4%
Gift, Novelty, and Souvenir Shops	Other	1		200	0.2%
Home Furnishings	Other	1		134	0.1%
Total		531	$	116,898	100.0%

Defensive Category	Number of Investments		ABR	% of ABR
Necessity	206	$	61,950	53.0%
Discount	167		22,125	18.9%
Service	125		17,428	14.9%
Other	33		15,395	13.2%
Total	531	$	116,898	100.0%

NETSTREIT

16

Lease Expiration Schedule[1]

(unaudited, dollars in thousands)

Year of Expiration	Number of Investments Expiring		ABR Expiring	Expiring as a % of Portfolio
2023	—	$	—	0.0%
2024	2		293	0.3%
2025	8		2,386	2.2%
2026	12		2,798	2.6%
2027	19		4,792	4.4%
2028	32		7,693	7.1%
2029	47		8,465	7.8%
2030	40		9,989	9.2%
2031	66		12,604	11.6%
2032	34		9,098	8.4%
2033	39		9,330	8.6%
2034	29		9,934	9.1%
2035	21		7,858	7.2%
2036	25		5,606	5.2%
2037	28		7,108	6.5%
2038	43		5,311	4.9%
2039	7		1,110	1.0%
2040	2		425	0.4%
2041	4		1,246	1.1%
2042	1		985	0.9%
2043	2		558	0.5%
2044	8		1,038	1.0%
TOTAL	469	$	108,627	100.0%

(1) Excludes 62 investments that secure mortgage loans receivable.

NETSTREIT

17

FFO, Core FFO, and AFFO FFO means funds from operations. It is a non-GAAP measure defined by NAREIT as net income (computed in accordance with GAAP). Our FFO is net income in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core FFO means core funds from operations. Core FFO is a non-GAAP financial measure defined as FFO adjusted to remove the effect of unusual and non-recurring items that are not expected to impact our operating performance or operations on an ongoing basis. These have included non-recurring executive transition costs, severance and related charges, gain on insurance proceeds, and loss on debt extinguishments and other related costs. AFFO means adjusted funds from operations. AFFO is a non-GAAP financial measure defined as Core FFO adjusted for GAAP net income related to non-cash revenues and expenses, such as straight-line rent, amortization of above- and below-market lease related intangibles, amortization of lease incentives, capitalized interest expense, non-cash compensation expense, amortization of deferred financing costs, amortization of above/below-market assumed debt, and amortization of loan origination costs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. In fact, real estate values historically have risen or fallen with market conditions. FFO is intended to be a standard supplemental measure of operating performance that excludes historical cost depreciation and valuation adjustments from net income. We consider FFO to be useful in evaluating potential property acquisitions and measuring operating performance. We further consider FFO, Core FFO and AFFO to be useful in determining funds available for payment of distributions. FFO, Core FFO and AFFO do not represent net income or cash flows from operations as defined by GAAP. You should not consider FFO, Core FFO and AFFO to be alternatives to net income as a reliable measure of our operating performance; nor should you consider FFO, Core FFO and AFFO to be alternatives to cash flows from operating, investing or financing activities (as defined by GAAP) as measures of liquidity. FFO, Core FFO and AFFO do not measure whether cash flow is sufficient to fund our cash needs, including principal amortization, capital improvements and distributions to stockholders. FFO, Core FFO and AFFO do not represent cash flows from operating, investing or financing activities as defined by GAAP. Further, FFO, Core FFO and AFFO as disclosed by other REITs might not be comparable to our calculations of FFO, Core FFO and AFFO. Non-GAAP Measures and Definitions 18

EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre EBITDA is defined as earnings before interest expense, income tax expense, and depreciation and amortization. EBITDAre is the NAREIT definition of EBITDA (as defined above), but it is further adjusted to follow the definition included in a white paper issued in 2017 by NAREIT, which recommended that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from sales of depreciable property and impairment charges on depreciable real property. Adjusted EBITDAre is a non-GAAP financial measure defined as EBITDAre adjusted to exclude straight- line rent, non-cash compensation expense, non-recurring executive transition costs, severance and related charges, loss on debt extinguishment and other related costs, gain on insurance proceeds, other non-recurring expenses, adjustment for construction in process, and adjustment for intraquarter activities. Beginning in the quarter ended June 30, 2023, we modified our definition of Adjusted EBITDAre to include adjustments for construction in process and intraquarter investment activities. Prior periods have been recast to reflect this new definition. Annualized Adjusted EBITDAre is a non-GAAP financial measure defined as Adjusted EBITDAre multiplied by four. We present EBITDA, EBITDAre, Adjusted EBITDAre, and Annualized Adjusted EBITDAre as they are measures commonly used in our industry. We believe that these measures are useful to investors and analysts because they provide supplemental information concerning our operating performance, exclusive of certain non-cash items and other costs. We use EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA, EBITDAre, Adjusted EBITDAre and Annualized Adjusted EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our Net Debt as our principal amount of total debt outstanding excluding deferred financing costs, net discounts and debt issuance costs less cash, cash equivalents and restricted cash available for future investment. We believe excluding cash, cash equivalents and restricted cash available for future investment from our principal amount, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. We further adjust Net Debt by the value of outstanding forward equity as of period end. We believe these adjustments are additional beneficial disclosures to investors and analysis. Non-GAAP Measures and Definitions (cont’d) 19

Non-GAAP Measures and Definitions (cont’d) 20 Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are non-GAAP financial measures which we use to assess our operating results. We compute Property-Level NOI as net income (computed in accordance with GAAP), excluding general and administrative expenses, interest expense (or income), income tax expense, transaction costs, depreciation and amortization, gains (or losses) on sales of depreciable property, real estate impairment losses, interest income on mortgage loans receivable, loss on debt extinguishment, and other income (or expense). We further adjust Property-Level NOI for non-cash revenue components of straight-line rent and amortization of lease-intangibles to derive Property-Level Cash NOI. We further adjust Property-Level Cash NOI for intraquarter acquisitions, dispositions and interest earning developments to derive Property-Level Cash NOI - Estimated Run Rate. We further adjust Property-Level Cash NOI - Estimated Run Rate for interest income on mortgage loans receivable and intraquarter mortgage loan activity to derive Total Cash NOI - Estimated Run Rate. We believe Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. Property-Level NOI, Property-Level Cash NOI, Property-Level Cash NOI - Estimated Run Rate, and Total Cash NOI - Estimated Run Rate are not measurements of financial performance under GAAP, and may not be comparable to similarly titled measures of other companies. You should not consider our measures as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Other Definitions ABR is annualized base rent as of the most recent quarter end for all leases that commenced, annualized cash interest on mortgage loans receivable, and the cash yield on amounts funded to date on interest earning construction in process. Cash Yield is the annualized base rent contractually due from acquired properties, interest income from mortgage loans receivable, completed developments, and interest earned from construction in process, divided by the gross investment amount, or gross proceeds in the case of dispositions. Defensive Category is considered by us to represent tenants that focus on necessity goods and essential services in the retail sector, including discount stores, grocers, drug stores and pharmacies, home improvement, automotive service and quick-service restaurants, which we refer to as defensive retail industries. The defensive sub-categories as we define them are as follows: (1) Necessity, which are retailers that are considered essential by consumers and include sectors such as drug stores, grocers and home improvement, (2) Discount, which are retailers that offer a low price point and consist of off-price and dollar stores, (3) Service, which consist of retailers that provide services rather than goods, including, tire and auto services and quick service restaurants, and (4) Other, which are retailers that are not considered defensive in terms of being considered necessity, discount or service, as defined by us.

Non-GAAP Measures and Definitions (cont’d) 21 Investments are lease agreements in place at owned properties, properties that have leases associated with mortgage loans receivable, developments where rent commenced, interest earning developments, or in the case of master lease arrangements each property under the master lease is counted as a separate lease. Occupancy is expressed as a percentage, and it is the number of economically occupied properties divided by the total number of properties owned, excluding mortgage loans receivable and properties under development. OP units means operating partnership units not held by NETSTREIT. Weighted Average Lease Term is weighted by the annualized base rent, excluding lease extension options and investments associated with mortgage loans receivable.

Forward Looking and Cautionary Statements 22 This supplemental report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include, without limitation, statements concerning our business and growth strategies, investment, financing and leasing activities, including estimated development costs, and trends in our business, including trends in the market for single-tenant, retail commercial real estate. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such statements included in this supplemental report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. For a further discussion of these and other factors that could impact future results, performance or transactions, see the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023 and other reports filed with the SEC from time to time. Forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this supplemental report. New risks and uncertainties may arise over time and it is not possible for us to predict those events or how they may affect us. Many of the risks identified herein and in our periodic reports have been and will continue to be heightened as a result of the ongoing and numerous adverse effects arising from macroeconomic conditions, including inflation, interest rates and instability in the banking system. We expressly disclaim any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in our expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by law.